UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported:  September 10, 2015

Commission File Number	Exact name of registrant as specified in its charter, address of principal executive office and registrant's telephone number	IRS Employer Identification Number
001-36518	NEXTERA ENERGY PARTNERS, LP	30-0818558
700 Universe Boulevard Juno Beach, Florida 33408 (561) 694-4000

State or other jurisdiction of incorporation or organization:  Delaware

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

On September 10, 2015, a subsidiary of NextEra Energy, Inc. (NEE) entered into an agreement to purchase 27,000,000 of NextEra Energy Operating Partners, LP's (NEP OpCo) Class A common units for $702 million (NEP OpCo private placement). NEP OpCo, a subsidiary of NextEra Energy Partners, LP (NEP), intends to use the proceeds of the NEP OpCo private placement to repay the amounts remaining under an outstanding term loan after the application of the proceeds from the sale of NEP common units discussed in Item 8.01 below, and intends to use the balance of the proceeds to finance a portion of the previously-announced expected acquisition of the membership interests in NET Holdings Management, LLC and for general partnership purposes. The NEP OpCo private placement closed on September 16, 2015. A copy of the equity purchase agreement is attached hereto as Exhibit 10 and is incorporated herein by reference.

SECTION 8 - OTHER EVENTS

Item 8.01 Other Events

On September 10, 2015, NEP entered into an underwriting agreement with Wells Fargo Securities, LLC, Barclays Capital Inc. and Morgan Stanley & Co. LLC, as representatives of the underwriters (the underwriting agreement). Pursuant to the underwriting agreement, NEP agreed to sell 8,000,000 common units representing limited partnership interests in NEP for an aggregate purchase price of $208 million, or $26.00 per common unit. NEP intends to use the net proceeds from the sale of NEP common units to repay a portion of the amounts owed under an outstanding term loan. The underwriters have a 30-day option to purchase up to an additional 1,200,000 common units from NEP on the same terms. The sale of NEP common units were registered under the Securities Act of 1933 pursuant to Registration Statement No. 333-206033. The sale of NEP common units closed on September 16, 2015. A copy of the underwriting agreement is attached hereto as Exhibit 1 and is incorporated herein by reference. In connection with the filing of the underwriting agreement, NEP is filing as Exhibit 5 hereto an opinion of its counsel, Hogan Lovells US LLP, regarding the legality of the securities being registered.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits.

Exhibit Number	Description
1
Underwriting Agreement, dated September 10, 2015 between NextEra Energy Partners, LP and the underwriters named therein, for whom Wells Fargo Securities, LLC , Barclays Capital Inc. and Morgan Stanley & Co. LLC are acting as representatives

5	Opinion and Consent, dated September 16, 2015, of Hogan Lovells US LLP, counsel to NextEra Energy Partners, LP (NEP) with respect to the issuance and sale of NEP common units
10	Equity Purchase Agreement, dated September 10, 2015 between NextEra Energy Operating Partners, LP and NextEra Energy Equity Partners, LP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  September 16, 2015

NEXTERA ENERGY PARTNERS, LP
(Registrant)

By:	NextEra Energy Partners GP, Inc., its general partner

CHRIS N. FROGGATT
Chris N. Froggatt Controller and Chief Accounting Officer

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